Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, Xiao Wen Guan, principal accounting officer of Regal Life Concepts, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Regal Life Concepts, Inc., for the fiscal year ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Regal Life Concepts, Inc.


/s/ Xiao Wen Guan
------------------------------------
Xiao Wen Guan Principal Accounting Officer
May 28, 2009




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